UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          Form 8-K

                       Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 6, 2012
                 --------------------------


              Dynasil Corporation of America
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   (Exact name of registrant as specified in its charter)


Delaware                        000-27503                  22-1734088
-----------                    ---------------            -------------
(State or other                 Commission               (IRS Employer
jurisdiction of incorporation)  File Number)           Identification No.)


            44 Hunt Street, Watertown, MA  02472
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          (Address of principal executive offices)


                       (617)-668-6855
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    (Registrant's telephone number, including area code)


                      Not Applicable
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(Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 6, 2012, Dynasil Corporation of America ("Dynasil" or the "Company"), through its wholly-owned subsidiaries, RMD Instruments Corp. ("RMD Instruments") and Radiation Monitoring Devices, Inc. ("Radiation Monitoring Devices") (RMD Instruments and Radiation Monitoring Devices are collectively referred to as "Lessee"), entered into an Omnibus Amendment to Leases (the "Amendment") to two previously disclosed Standard Form Commercial Leases, dated June 30, 2008 (the "Original Leases"), with Charles River Realty, d/b/a Bachrach, Inc. ("Lessor"), an entity affiliated with Dr. Gerald Entine. Dr. Entine is the former President of Radiation Monitoring Devices, a former member of the Board of Directors of the Company and the beneficial owner of approximately 23.2% of the Company's common stock.

The Original Leases were scheduled to expire in June 2012. The Amendment modifies the term of the Original Leases to become month-to-month tenancies and will continue until terminated by either the Lessor or the Lessee. Such month-to-month tenancies may be terminated by Lessor upon not less than three years' prior written notice to Lessee and may be terminated by Lessee upon not less than six months' prior written notice to Lessor. Additionally, the Amendment confirms the prior increase of the square footage leased by Radiation Monitoring Devices from 30,100 to 33,000 square feet. As per the Amendment, the monthly base rent applicable to RMD Instruments is set at the current rate of $14,938 and the monthly base rent applicable to Radiation Monitoring Devices is set at the current rate of $58,935, with both amounts subject to the annual 4% increase specified in the Original Leases. The date of the annual increase remains July 1.

The foregoing description of the Amendment is a summary and is qualified by reference to the actual Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits


Exhibit
Number           Description
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10.1             Omnibus Amendment to Leases, dated December 6, 2012


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DYNASIL CORPORATION OF AMERICA

Date:     December 12, 2012             By:  /s/ Richard Johnson
                                        Name:    Richard Johnson
                                        Title:   Chief Financial Officer



                       Exhibit Index


Exhibit
Number           Description
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10.1             Omnibus Amendment to Leases, dated December 6, 2012
                 by and between Charles River Realty d/b/a Bachrach, Inc.,
                 RMD Instruments, Corp. and Radiation Monitoring Devices, Inc.